UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2015

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Definitive Agreement.

On December 3, 2015, MarkWest Energy Partners, L.P. (the “Partnership”), MarkWest Energy Finance Corporation (“MarkWest Finance” and, together with the Partnership, the “Issuers”), certain subsidiary guarantors, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into Supplemental Indentures (the “Supplemental Indentures”) respecting amendments to the Indentures governing the Issuers’ outstanding 5.5% Senior Notes due 2023, 4.5% Senior Notes due 2023, 4.875% Senior Notes due 2024 and 4.875% Senior Notes due 2025 (collectively, the “Notes”) following the Issuers’ receipt of requisite consents of the holders of the Notes pursuant to consent solicitations in respect of the Notes that commenced on November 19, 2015 (the “Consent Solicitations”). The Supplemental Indentures eliminate most of the restrictive covenants and certain default provisions respecting the Notes. The Supplemental Indentures are effective upon execution but will only become operative upon consummation of the Consent Solicitations.

Copies of the Supplemental Indentures are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Form 8-K and are incorporated herein by reference. The description of the Supplemental Indentures is qualified in its entirety by the terms of the respective Indentures and the Supplemental Indentures.

ITEM 7.01.    Regulation FD Disclosure.

On December 4, 2015 the Partnership issued a press release announcing the successful completion of the Consent Solicitations.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

4.1

Sixteenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.2

Seventeenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.3

Eighteenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.4

Nineteenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

99.1	Press release dated December 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: December 4, 2015	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1

Sixteenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.2

Seventeenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.3

Eighteenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

4.4

Nineteenth Supplemental Indenture, dated as of December 3, 2015, to Indenture dated as of November 2, 2010, by and among the Issuers, certain subsidiary guarantors named therein, and Wells Fargo Bank, National Association, as trustee.

99.1	Press release dated December 4, 2015.